                                                                 EXHIBIT 10.3




                               PURCHASE AGREEMENT

                 THIS PURCHASE AGREEMENT (the "Agreement"), dated as of May 22, 1996, by and between PETTY, KNEEN & COMPANY, L.L.C., a Delaware limited liability company ("PK&Co."), and ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation ("ALS").

                              W I T N E S S E T H:

                 WHEREAS, PK&Co. desires to purchase from ALS, and ALS desires to sell to PK&Co., such shares; and

                 WHEREAS, pursuant to the terms of that certain Service Agreement dated as of January 1, 1996, ALS has agreed to permit PK&Co. to purchase shares of the common stock, without par value, of ALS (the "Common Stock"); and

                 WHEREAS, the parties hereto desire to set forth their mutual agreement and understanding with respect to the purchase and sale of the Common Stock as more particularly set forth herein.

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1. PURCHASE AND SALE OF COMMON STOCK; PAYMENT; CLOSING; ADMISSION AMENDMENT.

                 1.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), ALS shall sell, transfer, assign, convey and deliver to PK&Co., and PK&Co. shall purchase from ALS, 107,575 shares of Common Stock (hereinafter referred to as the "Purchased Stock") at a per share purchase price of $4.65 ("Share Purchase Price"), resulting in an aggregate purchase price of FIVE HUNDRED THOUSAND TWO HUNDRED AND TWENTY-THREE DOLLARS AND SEVENTY-FIVE CENTS (500,223.75) (the "Purchase Price").

                 1.2 Payment. The Purchase Price shall be paid by PK&Co. at the Closing by delivery to ALS of one or more certified or bank cashier's checks of immediately available federal funds payable to the order of ALS or by wire transfer at the Closing of immediately available federal funds to an account designated by ALS.





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                 1.3  Closing; Effective Time.  The consummation of the
transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m., at the offices of Rogers & Hardin, on May 23, 1996, provided that the conditions set forth in this Agreement shall have been fulfilled or waived and, if not, as soon as practicable following the date on which the last of the conditions set forth in this Agreement is fulfilled or waived, or at such other time and/or place as the parties hereto shall agree upon in writing. The time of Closing is sometimes referred to herein as the "Effective Time".

                 1.4 Admission Amendment. Pursuant to Section 7.7 of the Amended and Restated Shareholders Agreement of ALS dated as of January 15, 1996, by and among ALS and all the stockholders of ALS, as amended, a copy of which is attached as Exhibit A hereto (the "ALS Stockholders' Agreement"), effective at the Effective Time, the ALS Stockholders' Agreement is hereby amended to include PK&Co. as a party thereto and PK&Co. hereby agrees to be bound by the terms of the ALS Stockholders' Agreement.

                 1.5 Consent to Merger. PK&Co. hereby acknowledges that the Board of Directors and shareholders of ALS have approved that certain Agreement and Plan of Merger dated as of May 22, 1996 between ALS and New Crossings International Corporation (the "Merger Agreement"), a copy of which is included in the Disclosure Memorandum (hereinafter defined), pursuant to which New Crossings International Corporation shall be merged with and into ALS, subject to the terms and conditions of the Merger Agreement (the "Merger"). To facilitate the Merger in the event any of the following waivers, acknowledgments, approvals or consents shall be necessary or required, at law or otherwise, PK&Co. hereby (i) waives any and all notices required with respect to the approval of the Merger and Merger Agreement by the shareholders of ALS pursuant to the Restated Certificate of Incorporation or Restated Bylaws of ALS (the "ALS Governing Documents") or the General Corporation Law of the State of Delaware (the "GCL"), including without limitation, Sections 222, 251 and 252 of the GCL, (ii) acknowledges receipt of the information called for with respect to the Merger pursuant to Sections 251 and 252 of the GCL; (iii) waives any and all appraisal rights with respect to the Merger pursuant to
Section 262 of the GCL and (iv) approves and consents to the Merger and the Merger Agreement. Nothing herein shall be (nor deemed to be) an acknowledgment by the parties hereto that the approvals, consents, waivers and acknowledgments set forth in this Section 1.5 are required for the approval, consummation and effectiveness of the Merger or the Merger Agreement under the GCL or the ALS Governing Documents.

SECTION 2.  NOT USED.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PK&CO. PK&Co. represents and warrants to ALS that the statements contained in this Section 3 are true, correct and complete as of the date of this Agreement and will be correct and complete as of the Effective Time (as though then made).




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                 3.1  Organization and Authorization of PK&Co..  PK&Co. is a
Delaware limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has its principal and only place of business, and qualified to do business, in the State of Illinois. PK&Co. has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed by or on behalf of PK&Co. and constitutes the valid and legally binding obligation of PK&Co., enforceable in accordance with its terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies).

                 3.2 No Violation. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any provision of its charter, bylaws or other governing documents, or constitute a breach on the part of PK&Co. under any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which PK&Co. is subject.

                 3.3 Brokers' Fees. PK&Co. has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which ALS could become liable or obligated.

                 3.4 Representations Concerning PK&Co.'s Investment. PK&Co. hereby represents, warrants and agrees as follows:

                      3.4.1 The Purchased Stock is being purchased by PK&Co. and not by any other person or entity, with the funds of PK&Co. and not with the funds of any other person or entity, and for the account of PK&Co., not as a nominee or agent and not for the account of any other person or entity. Upon the execution of this Agreement and the purchase of the Purchased Stock, no other person or entity will have any interest, beneficial or otherwise, in the Purchased Stock that PK&Co. purchases hereby. PK&Co. is not obligated to transfer shares of the Purchased Stock to any other person nor does PK&Co. have any agreement or understanding to do so. PK&Co. is purchasing the Purchased Stock for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. PK&Co. has no intention of selling, granting any participation in or otherwise distributing or disposing of any shares of the Purchased Stock.
         PK&Co. does not intend to subdivide the purchase of the Purchased Stock with any person or entity.

                      3.4.2 PK&Co. has been advised that the shares of Purchased Stock have not been registered under the Act, or registered or qualified under any state securities law, on the ground, among others, that no distribution or public offering of the Purchased Stock is to be effected and the Purchased Stock will be issued by ALS in




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         connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Act or under the rules and regulations of the Securities and Exchange Commission (the "SEC") with respect to the Act, including Rule 506, and under all applicable state securities laws. PK&Co. understands that ALS is relying in part on the representations of PK&Co. as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the representations of PK&Co., PK&Co. intends to acquire shares of the Purchased Stock for resale on the occurrence or non-occurrence of some predetermined event. PK&Co. has no such intention.

                          3.4.3 PK&Co. acknowledges receipt of a Confidential Private Placement Memorandum from ALS (the "Disclosure Memorandum") and acknowledges that PK&Co. has been furnished with such financial and other information concerning ALS, the officers, directors and the business of ALS, as PK&Co. considers necessary in connection with the investment by PK&Co. in the Purchased Stock. PK&Co. has carefully reviewed the Disclosure Memorandum, and is thoroughly familiar with the business, operations, properties and financial condition of ALS and has discussed with the officers or directors of ALS any questions PK&Co. may have had with respect thereto. PK&Co. understands:

                                        (a)  the risks involved in this
                          offering, including the highly speculative nature of the investment;

                                        (b)  the financial hazards involved in
                          this offering, including the risk of losing the entire investment made by PK&Co.;

                                        (c)  the lack of liquidity and
                          restrictions on transfers of the shares of the Purchased Stock; and

                                        (d)  the tax consequences of this
                          investment.

         PK&Co. has consulted with legal, accounting, tax, investment and other advisers to PK&Co. with respect to the tax treatment of an investment by PK&Co. in shares of the Purchased Stock and the merits and risks of an investment in the Purchased Stock.

                          3.4.4 PK&Co.: (i) is an "accredited investor" as defined in Regulation D, promulgated by the SEC under the authority of the Act ("Regulation D"); (ii) has adequate means of providing for the current needs and possible contingencies of PK&Co., apart from any income that PK&Co. might earn from an investment in ALS; (iii) has no need for liquidity of the investment made by PK&Co. in ALS; and (iv) can bear the economic risk of losing the entire investment of PK&Co. therein.




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SECTION 4.  REPRESENTATIONS AND WARRANTIES OF ALS.  ALS represents and warrants to PK&Co. that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing (as though then made).

                 4.1 Corporate. ALS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

                 4.2 Authority. The execution and delivery of this Agreement and any other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ALS. No other corporate act or proceeding on the part of ALS or its stockholders is necessary to authorize this Agreement, the other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto or the transactions contemplated hereby or thereby, including the transfer by ALS of the Purchased Stock to PK&Co.. This Agreement constitutes, and when executed and delivered any other documents, instruments and certificates to be executed and delivered by ALS pursuant hereto will constitute, the legal, valid and binding agreements of ALS, enforceable against ALS in accordance with their respective terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies).

                 4.3 No Violation. Neither the execution, delivery and performance of this Agreement or any other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto, nor the consummation by ALS of the transactions contemplated hereby or thereby, (a) will, to the knowledge of ALS, violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority by which ALS is bound, or (b) will violate or conflict with or constitute a default under any term or provision of the Certificate of Incorporation or Bylaws of ALS.

                 4.4 Valid Issuance of Purchased Stock. The Purchased Stock, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable shares of the Common Stock, shall have the rights and privileges set forth in the Certificate of Incorporation of ALS and will be free of any and all liens, claims, encumbrances and restrictions on transfer other than restrictions on transfer contained in the ALS Stockholders' Agreement (as hereinafter defined) and under the Securities Act and applicable state securities laws.




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SECTION 5.  COVENANTS OF PK&CO..

                 5.1 Agreement to Refrain from Resales. Without in any way limiting the representations and warranties contained herein, PK&Co. covenants and agrees that PK&Co. shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any shares of Purchased Stock, nor shall PK&Co. receive any consideration for the shares of Purchased Stock from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

                          (a) A registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing any such form) with respect to the shares of Purchased Stock shall be then effective and such disposition shall have been appropriately qualified in accordance with the Act, applicable state security laws and any other applicable Federal or state law; or

                          (b) PK&Co. shall have furnished ALS with (i) a detailed explanation of the proposed disposition; and (ii) an opinion of counsel to PK&Co. in form and substance satisfactory to ALS to the effect that such disposition will not require registration of such shares of Purchased Stock under the Act or qualification of such shares of Purchased Stock under any other Federal or state securities law, and counsel for ALS shall have concurred in such opinion and ALS shall have advised PK&Co. of such concurrence.

                 5.2 Compliance with Provisions. PK&Co. hereby covenants and agrees that each of the covenants, agreements, representations and warranties made by PK&Co. contained in this Agreement and the statements contained in any other document, instrument, certificate or writing delivered by PK&Co. to ALS shall be true in all material respects when made and at and as of the Effective Time as though such representations and warranties were made at and as of such date, except as consented to by ALS in writing.

SECTION 6. COVENANTS OF ALS. ALS hereby covenants and agrees that each of the covenants, agreements, representations and warranties made by ALS contained in this Agreement and the statements contained in any other document, instrument, certificate or writing delivered by ALS to PK&Co. shall be true in all material respects when made and at and as of the Effective Time as though such representations and warranties were made at and as of such date, except as consented to by PK&Co. in writing.

SECTION 7. CERTIFICATES TO CONTAIN LEGENDS. PK&Co. understands and agrees that any certificate or certificates representing the shares of Purchased Stock shall bear such legends as ALS may consider necessary or advisable to facilitate compliance with the Act, the applicable state securities laws and any other securities law including without limitation, legends stating that the shares of Purchased Stock have not been registered under the Act or qualified under the state securities laws and setting forth the limitations on dispositions imposed hereby.




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In addition, such certificate or certificates representing the shares of
Purchased shall bear a legend stating that the shares represented by such certificate or certificates is subject to the terms of the ALS Stockholders' Agreement as well as the covenants, terms and conditions of this Agreement.

SECTION 8. PURCHASED STOCK WILL BE RESTRICTED SECURITIES. PK&Co. understands and agrees that the shares of Purchased Stock will be "restricted securities" as that term is defined in Rule 144, promulgated by the SEC under the authority of the Act, and, accordingly, that the Purchased Stock must be held indefinitely unless the shares are subsequently registered under the Act and qualified under applicable state securities law or exemptions from such registration and qualification are available. PK&Co. understands that ALS is under no obligation so to register the Purchased Stock under the Act, to qualify the Purchased Stock under applicable state securities laws, or to comply with Regulation A or any other exemption under the Act, applicable Law or any other law. PK&Co. understands that Rule 144 is not currently available for any sale of the Purchased Stock.

SECTION 9. INDEMNIFICATION. PK&Co. hereby agrees to indemnify and defend ALS, and hold ALS harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

         9.1 Any breach of or inaccuracy in the representations, warranties or agreements of PK&Co. herein, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of said representations, warranties or agreements;

         9.2 Any disposition of any of the shares of the Purchased Stock contrary to any of said representations, warranties or agreements; and

         9.3 Any action, suit or proceeding based on (a) a claim that any of said representations, warranties or agreements were inaccurate or misleading, or (b) any cause of action for damages or redress from ALS or any of them under the Act, or (c) any disposition of any shares of the Purchased Stock.

SECTION 10.  TERMINATION, AMENDMENT AND WAIVER.

                 10.1 Termination of Agreement. Time is of the essence hereof. This Agreement may be terminated in its entirety at any time prior to the Effective Time:

         (a) without liability of any party, by mutual agreement of all the parties hereto;

         (b) by ALS, if there has been a material violation or breach by PK&Co. of any of its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by ALS; and




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         (c)  by PK&Co., if there has been a material violation or breach by
         ALS of any of its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by PK&Co..

                 10.2 Amendment, Extension and Waiver. At any time prior to the Effective Time, ALS and PK&Co. may, by an instrument in writing signed by both parties hereto, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (d) waive compliance with any of the agreements or conditions contained herein.

SECTION 11.  MISCELLANEOUS.

                 11.1 Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing).

                 11.2 Expenses, Taxes, Etc. PK&Co. will pay all professional fees and expenses incurred by PK&Co. in connection with this Agreement and the transactions contemplated hereby. ALS will pay all professional fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

                 11.3 Further Assurances. Each of the parties to this Agreement hereby covenants and agrees that, from time to time, it will make, execute and deliver any and all such other instruments and documents and will do and perform any and all such further acts as shall be or become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings contained in this Agreement.

                 11.4 Successors and Assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and the successors and permitted assigns of such party.

                 11.5 Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

                 11.6 Entire Agreement. This Agreement and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings between the parties on such matters.

                 11.7 Headings. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                 11.8 Notices. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if (i) personally delivered; (ii) sent by telecopy, facsimile transmission or other electronic means of transmitting written documents (if confirmation of such transmission is received); or (iii) sent to the parties at their respective addresses indicated herein by registered or certified mail, postage prepaid, return receipt requested, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

                 If to PK&Co., to:

                          Petty, Kneen & Company, L.L.C.
                          184 Shuman Boulevard, Suite 200
                          Naperville, Illinois  60563
                          Attention:  William G. Petty, Jr.
                          Facsimile:  (708) 357-4020

                 If to ALS, to:

                          Alternative Living Services, Inc.
                          450 North Sunnyslope Road, Suite 300
                          Brookfield, Wisconsin  53005
                          Attention:  William F. Lasky
                          Facsimile:  (414) 789-9592

                          with a copy to:

                          Rogers & Hardin
                          2700 Cain Tower
                          229 Peachtree Street, N.W.
                          Atlanta, Georgia  30303
                          Attention:  Alan C. Leet, Esq.
                          Facsimile:  (404) 525-2224



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




or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                 11.9 Law Governing. This Agreement will be governed by, and construed and enforced in accordance with, the internal laws of the State of Wisconsin without regard to its conflicts of law rules.

                 11.10 Counterparts/Telecopies. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile and telecopy versions of signed documents shall be deemed to be original documents for purposes of the Closing.

                 11.11 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

                 11.12 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.

                 11.13 Number; Gender. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.




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                 IN WITNESS WHEREOF, the each of the parties hereto have caused this Agreement to be executed and delivered to the other party hereto as of the date and year first above written.


                                        PETTY, KNEEN & COMPANY, L.L.C.


                                        By: ________________________________

                                        Its: _______________________________



                                        ALTERNATIVE LIVING SERVICES, INC.


                                        By: ________________________________

                                        Its: _______________________________

                       AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into as of this 28th day of June, 1995, by and between WILLIAM F. LASKY, a resident of the State of Wisconsin ("Employee"), and ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation (the "Company").


                              W I T N E S S E T H:

         WHEREAS, Employee and the Company are parties to that certain Employment Agreement dated December 14, 1993 (the "Agreement");

         WHEREAS, Employee and the Company wish to modify and amend the Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the premises and the promises and agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. Section 2.1 of the Agreement shall be amended and restated in its entirety as follows:

                          2.1 Title. Employee shall serve as a senior executive officer of the Company with the title of President and, as such Employee shall report directly to the Chief Executive Officer of the Company. Employee also consents to serve, without additional compensation, if elected, as a director of the Company.

         2. The "Original Term", as defined in Section 3.1 of the Agreement shall be changed from December 14, 1995 to May 31, 1997.

         3. Section 3.2 of the Agreement shall be amended and restated in its entirety as follows:

                          3.2 Payments Upon Termination. If Employee's employment is terminated by the Company for cause or by Employee for any reason other than "good reason", the Company shall pay Employee the Base Salary (as hereinafter defined) through the effective date of termination at the rate in effect at the time notice of termination is given, and the Company shall have no further obligations to Employee under this Agreement subject to the rights and benefits the Employee may have under employee benefits plans and programs of the Company in existence as of the effective date of such termination, if any, which shall be determined in accordance therewith. If Employee's employment is terminated by the Company for any reason other than for cause or by Employee for "good reason", the Company shall continue to pay Employee the Base Salary at the rate in effect at the time notice of termination is given, together with any applicable bonuses and rights and benefits the Employee may have under employee benefits plans and programs of the Company in existence as of the date of such termination, all for the twelve (12) month period following such termination (the "Extended Period"); provided, however, such payments of Base Salary and provision of bonuses, rights and benefits hereunder during the Extended Period shall not be due and payable by the Company to Employee if Employee (i) shall violate the provisions of Section 5 hereof or (ii) during the Extended Period shall engage in or render any services to or be employed by any Competing Business (hereinafter defined) in the Area (hereinafter defined) in the capacity of officer, managerial or executive employee, director, consultant or shareholder (other than as the owner of less than one (1%) percent of the shares of a publicly-owned corporation whose shares are traded on a national securities exchange or in the over-the-counter market).

         4. The "Base Salary," as defined in Section 4.1 of the Agreement, shall be not less than $150,000.

         5. Section 4.2 of the Agreement shall be amended and restated in its entirety as follows:

                          4.2     Incentive Bonuses.  As additional
                 compensation hereunder, the Company may, in the discretion of the Board of Directors, pay Employee an annual bonus (the "Annual Bonus") for each fiscal year during the term of Employee's employment hereunder. If Employee's employment hereunder is terminated pursuant to the terms of this Agreement prior to the end of a calendar year, his Annual Bonus with respect to that year shall be prorated for such portion of that year as he was employed by the Company. The Employee shall be eligible to receive an Annual Bonus of up to 35% of the Base Salary payable if the Company's earnings before interest, taxes and depreciation are within 10% of such earnings targeted in the applicable annual business plan as approved by the Board of Directors and such bonus shall be due and payable upon the submission and verification of the Company's annual financial statements.

         6. Section 4.3 of the Agreement shall be amended and restated in its entirety as follows:




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




                          4.3 Stock Options. The Board of Directors of the Company shall grant to Employee, as of June 28, 1995, options to purchase 71 shares of common stock of the Company pursuant to the terms of the 1995 Incentive Compensation Plan of the Company, which options shall vest and first become exercisable at the rate of 25% per year on the first, second, third and fourth anniversary of the date of grant, such that all of these options shall vest and become exercisable on the fourth anniversary of the date of grant. The exercise price for these options shall be $8,425 per share. Such options shall no longer be exercisable as of and following the tenth (10th) anniversary of the date of grant of such options.

         7. Section 4.4(a) of the Agreement shall be amended and restated in its entirety as follows:

                                  (a)      Life and Other Insurance.  The
                 Company shall provide to Employee such term life and group travel, accident, accidental death and dismemberment insurance and long and short term disability insurance, or their equivalents, as is provided from time to time for senior executives of the Company. The Company shall be entitled, at its sole option and expense, to arrange for and keep in effect, during the term of Employee's employment hereunder, so long as he is insurable, key man insurance on Employee in an amount determined by the Board of Directors, such policy or policies to name the Company or its designee as the beneficiary. Employee shall reasonably cooperate with the Company in procuring such key man insurance as the Company shall elect to purchase.

         8. Section 4.4(b) of the Agreement shall be amended and restated in its entirety as follows:

                                  (b)      Medical Insurance.  During the term
                 of Employee's employment hereunder, the Company shall, at its expense, provided or arrange for and keep in effect, hospitalization, major medical and similar medical and health insurance for Employee and his family, to the same extent as is provided from time to time for senior executives of the Company.

         9. Section 4.6 of the Agreement shall be amended and restated in its entirety as follows:

                          4.6 Retirement Benefits. During the term of his employment hereunder, Employee shall have the same rights as senior executive officers of the Company to participate in all profit-sharing, pension and




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




                 other retirement plans as are now, or as may hereafter be, established by the Company.

         10.     The following Section 4.9 shall be added to the Agreement:

                          4.9 Loan to Employee. Upon request by the Employee, the Company shall loan to Employee up to $150,000, such loan to be repayable in three annual installments of $50,000 beginning on June 30, 1996 (each such date, a "Repayment Date"), with interest accruing on such loan at the rate of 6.0% per annum with accrued and unpaid interest due and payable on each such annual Repayment Date. Notwithstanding the foregoing, if the Employee is employed by the Company on a Repayment Date, the principal and interest payable to the Company on such Repayment Date shall be deemed paid by the Employee and forgiven by the Company. In the event the Employee's employment is terminated by the Company for "cause" (as defined in Section 3.1 hereof) or by the Employee otherwise than for "good reason" (as defined in Section 3.1 hereof), all amounts remaining outstanding on such loan shall be due and payable on the effective date of such termination. The Company shall be entitled to set-off any amounts due the Employee pursuant to Section 3.2 hereof against any remaining amounts due to the Company under such loan. The Employee agrees to execute a promissory note in such form as the Company may reasonably request to evidence such loan.

         11. Section 6.5 of the Agreement shall be amended and restated in its entirety as follows:

                          6.5 Notices. All communications provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or deposited in the United States mail, first class, registered mail, return receipt requested, with proper postage prepaid, and

                                  (a)   If to Employee, addressed to:

                                        William F. Lasky
                                        450 N. Sunnyslope Road, Suite 300
                                        Brookfield, Wisconsin  53005

                                  (b)   If to the Company, addressed to:

                                        William G. Petty, Jr.
                                        c/o Alternative Living Services, Inc.
                                        184 Shuman Boulevard, Suite 200
                                        Naperville, Illinois  60563




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




                                  cc:   Rogers & Hardin
                                        2700 Cain Tower, Peachtree Center
                                        229 Peachtree Street, N.E.
                                        Atlanta, Georgia  30303
                                        Attention:  Alan C. Leet, Esq.

                 or at such other place or places or to such other person or persons as shall be designated in writing by the parties hereto in the manner provided above for notices.

         12. The amendments to the Agreement set forth herein shall be effective as of June 28, 1995. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

         13. This Amendment may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Employee has duly executed, and the Company has caused this Amendment to be duly executed by its duly authorized officer, and the parties have caused this Agreement to be delivered, all on the day and year first written above.



                                        /s/ William F. Lasky
                                        ---------------------------------------
                                        WILLIAM F. LASKY


                                        ALTERNATIVE LIVING SERVICES, INC.



                                        By:/s/ William G. Petty, Jr.
                                           ------------------------------------
                                        Its: Chairman, CEO
                                             ----------------------------------


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